UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 8, 2005


                                     0-13063
                            (Commission File Number)


                         ______________________________


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                                        81-0422894
     (State of Incorporation)                             (IRS Employer
                                                      Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)


                         ______________________________

                Section 1 - Registrant's Business and Operations

Item 1.01.        Entry into a Material Definitive Agreement.

      On August 8, 2005, in connection with the employment of Steven Beason as chief technology officer of Scientific Games International, Inc., a subsidiary of Scientific Games Corporation (the "Company"), Mr. Beason was granted a stock option to purchase 275,000 shares of the Company's common stock, at an exercise price equal to the average of the high and low trading prices of the stock on the preceding trading day, vesting in one-third increments on each of the first, second and third anniversaries of his employment date. The stock option was approved as an employment inducement grant pursuant to Nasdaq Marketplace Rule 4350 without stockholder approval.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                SCIENTIFIC GAMES CORPORATION


                                By: /s/ Martin E. Schloss
                                   ---------------------------------------
                                   Name:  Martin E. Schloss
                                   Title: Vice President, General Counsel
                                          and Secretary

Date:  August 11, 2005